Supplement dated July 8, 2019
to the Statement of Additional Information (SAI), as supplemented, dated May 1, 2019, for the following funds:
Fund
Columbia Funds Variable Insurance Trust
Variable Portfolio - Managed Volatility Conservative Fund
Variable Portfolio - Managed Volatility Conservative Growth Fund
Variable Portfolio - Managed Volatility Growth Fund
Variable Portfolio - U.S. Flexible Conservative Growth Fund
Variable Portfolio - U.S. Flexible Growth Fund
Variable Portfolio - U.S. Flexible Moderate Growth Fund
Effective immediately, the following disclosure is added to “Expense Limitations” in the “Investment Management and Other Services” section of the SAI:
Expense Reimbursement Arrangements
Effective July 1, 2019, the voluntary fee waiver/expense reimbursement arrangements for VP – MV Conservative Fund, VP – MV Conservative Growth Fund, VP – MV Growth Fund, VP – U.S. Flexible Conservative Growth Fund, VP – U.S. Flexible Growth Fund and VP – U.S. Flexible Moderate Growth Fund as described in the “More Information About the Fund – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of the Funds’ prospectus have become contractual obligations. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2020, unless sooner terminated at the sole discretion of the Funds’ Board, so that the Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates as described in the “More Information About the Fund – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of the Funds’ prospectus.
Under the agreement, the following fees and expenses are excluded from the Funds’ operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Funds, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Funds’ Board. This agreement may be modified or amended only with approval from all parties.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-28 A (7/19)